Exhibit A

                            CONSOLIDATED ENERGY, INC.

                               September 23, 2005

                               CONSENT AND WAIVER




Gentlemen:

     Reference is made to that certain Securities Purchase Agreement dated as of February 22, 2005 among Consolidated Energy, Inc., a Wyoming corporation (the "Company") and the Purchasers (the "Purchasers") named therein, as amended through the date hereof (the "Purchase Agreement"), the 6% Senior Secured Convertible Notes Due 2008 of Consolidated Energy, Inc. in favor of the holders thereof (the "Senior Notes"), and the other Transaction Documents. Capitalized terms, unless otherwise herein defined, shall have the meanings assigned to them in the Purchase Agreement.

     Cordillera Fund L.P. (the "Bridge Lender") desires to extend credit to the Company pursuant to a Promissory Note dated September 23, 2005 (the "Bridge Note"). In order to induce the Bridge Lender to extend credit to the Company, the Bridge Lender requires the Purchasers to consent to the Company executing the Bridge Note, incurring the indebtedness under the Bridge Note, and entering into and consummating the transactions and issuance of securities referenced in the Bridge Note (collectively, the "Bridge Loan Transactions").

     The undersigned hereby consent to the Company entering into the Bridge Loan Transactions, and hereby waive, on the date hereof and until resolution of the Bridge Loan Transactions, the application of any of the provisions of the Transaction Documents that would be operative by virtue of the Bridge Loan Transactions, including, without limitation, those set forth in Section 3.12,
Section 3.15(a) and Section 3.15(b) of the Purchase Agreement, Section 3(c)(ii) of each Senior Note, and Section 6 of each Warrant. The undersigned understand that the Bridge Lender is relying on this letter in order to enter into and consummate the Bridge Loan Transactions and would not do so but for the consent and waivers granted hereunder.

     Any failure by the Company or the Bridge Lender to comply with the terms of the Subordination Agreement dated September 23, 2005, shall be deemed to be an Event of Default under the Senior Notes (as defined in the Senior Notes) and shall entitle the holders of the Senior Notes to all remedies and actions granted by the Purchase Agreement and Senior Notes.

     It is agreed that no shares included in any registration statement filed in accordance with the Purchase Agreement for the benefit of the Purchasers, shall be allocated to satisfy any rights or claims asserted in connection with the Bridge Note, except those shares added to any registration statement for the purpose of satisfying the Bridge Note.

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     Each of the holders of the Senior  Notes  further  acknowledges  and agrees that this letter agreement shall serve as an endorsement to each of the Senior Notes. This letter agreement shall not constitute a waiver of any other provision of the Transaction Documents nor be construed as an agreement by the Purchasers to waive any provisions of the Transaction Documents for any other transaction or for any other purpose. To the extent this letter agreement constitutes an amendment of the Transaction Documents, the parties by their signature hereon consent and agree to such amendment of the Transaction Documents. This letter agreement may be executed in a number of counterparts, all of which taken together shall constitute one and the same instrument. This letter agreement shall be governed by the laws of the State of Texas without regard to conflict of laws principles.

     Please indicate your approval of the terms and provisions hereof by executing this letter agreement in the space provided below.

                                            Very truly yours,

                                            CONSOLIDATED ENERGY, INC.



                                            By:_________________________________
                                            Name: David Guthrie
                                            Title: President



Agreed and accepted by the following persons that have executed the attached signature pages:

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.


                                            CONSOLIDATED ENERGY, INC.



                                            By:________________________________
                                            Name: David Guthrie
                                            Title:President



               [Signatures of Purchasers to follow on next pages.]


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            PURCHASERS:

             GRYPHON MASTER FUND, L.P.

             By:  Gryphon Partners, L.P., its General Partner

                   By:  Gryphon Management Partners, L.P., its General Partner

                     By:  Gryphon Advisors, L.L.C., its General Partner


                              By:
                                 -----------------------------------------------
                                       E.B. Lyon, IV, Authorized Agent


             GSSF MASTER FUND, LP

                By:  Gryphon Special Situations Fund, LP, its General Partner

                   By:  GSSF Management Partners, LP, its General Partner

                     By:  GSSF, LLC, its General Partner


                              By:
                                 -----------------------------------------------
                                       E.B. Lyon, IV, Authorized Agent





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                             LONESTAR PARTNERS, L.P.

          By:  Lonestar Capital Management, LLC, its General Partner


                                       By:
                                       -----------------------------------------
                                                     ________________, Manager








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                     WS OPPORTUNITY INTERNATIONAL FUND, LTD.

               By:  WS Ventures Management, L.P., as agent and attorney-in-fact

                  By:  WSV Management, LLC, its General Partner


                    By:
                       ---------------------------------------------------------
                             Reid S. Walker, Member





            WS OPPORTUNITY FUND (QP), L.P.

               By:  WS Ventures Management, L.P., its General Partner

                  By:  WSV Management, LLC, its General Partner


                    By:
                       ---------------------------------------------------------
                             Reid S. Walker, Member




                     WS OPPORTUNITY FUND, L.P.

                        By:  WS Ventures Management, L.P., its General Partner

                           By:  WSV Management, LLC, its General Partner


                             By:
                                ------------------------------------------------
                                      Reid S. Walker, Member




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                           RENAISSANCE US GROWTH INVESTMENT TRUST PLC



                           By:
                              --------------------------------------------------
                                    Russell Cleveland, Director



                           BFS US SPECIAL OPPORTUNITIES TRUST PLC



                           By:
                              --------------------------------------------------
                                    Russell Cleveland, Director




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                           ENABLE GROWTH PARTNERS, L.P.

                           By:  ___________________________, its General Partner


                           By:
                           ---------------------------------
                           Brendan O'Neil, Principal




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                           ENABLE OPPORTUNITY PARTNERS, L.P.

                           By:  ___________________________, its General Partner


                           By:
                           -----------------------------------
                           Brendan O'Neil, Principal




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                    GAMMA OPPORTUNITY CAPITAL PARTNERS, L.P.

                           By:  ___________________________, its General Partner

                           By:
                           ---------------------------------------
                           Jonathan P. Knight, President/Director

                        BUSHIDO CAPITAL MASTER FUND, L.P.

                           By:  Bushido Capital Partners, Ltd.,
                           its  General Partner

                           By:
                           ---------------------------------------
                           Christopher Rossman, Managing Director

                              CORDILLERA FUND, L.P.

                           By: ACCF GenPar, L.P, its General Partner

                           By: Andrew Carter Capital, Inc., its General Partner

                           By:
                           -------------------------------------------
                           James P. Andrew, Co-CEO of Andrew Carter
                           Capital, Inc.




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                            NEWGRANGE PARTNERS, L.P.

                           By:  ___________________________, its General Partner


                           By:
                           ------------------------------------------
                           Michael Scholten, Managing Partner